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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 OCTOBER 6, 2005


                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)

DELAWARE                                0-18754                      11-2904094
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(State or other jurisdiction   (Commission File Number)           (IRS Employer
of incorporation)                                           Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                                TABLE OF CONTENTS


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Section 1.          Registrant's Business and Operations

    Item 1.01.      Entry Into a Material Definitive Agreement          3


Section 3.          Securities and Trading Markets

    Item 3.02.      Unregistered Sales of Equity Securities             4


Section 8.          Other Events

    Item 8.01.      Other Events                                        5


Section 9.          Financial Statements and Exhibits

    Item 9.01.      Financial Statements and Exhibits                   9


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SECTION 1  -  REGISTRANT'S BUSINESS AND OPERATIONS.


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 6, 2005, in connection with a proposed recapitalization of our company, we entered into Recapitalization Agreements (the "Recapitalization Agreements") with each of St. James Capital Partners, L.P. and SJMB, L.P., private investment partnerships (the "St. James Partnerships"), who hold an aggregate of $34,306,173 principal amount and accrued interest (through September 30, 2005) of our outstanding Convertible Subordinated Notes (the "Convertible Notes") and 40,755,276 of our common stock purchase warrants (the "Warrants") and with Charles E. Underbrink, a Director of our Company, and his family affiliates, which include, Northgate, L.L.C., Hub, Inc., Charles E. Underbrink IRA, and the Charles. E. Underbrink Irrevocable Trust dated 10/10/92 for the benefit of Piper Aurora Underbrink collectively, the "Underbrink Family Entities"), who hold an aggregate of $3,082,604 principal amount and accrued interest (through September 30, 2005) of Convertible Notes, and 11,938,409 Warrants.

         The Recapitalization Agreements with the St. James Partnerships and the Underbrink Family Entities provide that such entities will convert, at the conversion price of $0.75 per share, the principal of and all accrued interest on their Convertible Notes into shares of our Common Stock (the "Conversion Shares") at the closing of an underwritten public offering of shares of our Common Stock that we intend to undertake and sell to us those Conversion Shares at the closing of a proposed underwritten public offering (see Item 8. Other Events of this Current Report on Form 8-K). The price at which the shares are to be purchased by us is the price per share equal to the net price per share we receive in the underwritten offering, after deducting underwriting discounts and the underwriters' expenses, provided the agreement of the St. James Partnerships and the Underbrink Family Entities to sell the shares is subject to the net price per share to be received by them for each Conversion Share being not less than $0.75 per share (subject to adjustment for stock splits, divisions, reverse stock splits or share combinations). In addition to the Conversion Shares acquired by the St. James Partnerships and the Underbrink Family Entities, the shares to be sold to us include 5,017,481 shares of Common Stock held by SJMB, L.P. issued in December 2000 on conversion of principal and accrued interest on the Convertible Notes it holds.

         In the Recapitalization Agreement between the Company and the Underbrink Family Entities, the Underbrink Family Entities agreed to exchange, effective October 6, 2005, their 11,938,409 Warrants for 3,979,467 shares of Common Stock (the "Exchange Shares"). The Underbrink Family Entities further agreed to sell to us at the closing of the underwritten offering their Exchange Shares at the price per share paid for one Conversion Share.

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         The St. James Partnerships, as the holders of Warrants to purchase an aggregate of 40,755,276 shares of Common Stock, agreed to sell all their Warrants to us at the closing of the underwritten offering at a price for each three Warrants sold equal to the price per share paid for one Conversion Share. In the event we do not complete an underwritten public offering by June 30, 2006, the St. James Partnerships have agreed to exchange their Warrants for shares of our Common Stock at an exchange rate of three Warrants for one share of Common Stock.

         The Recapitalization Agreements provide that promptly after the expiration of the tender offer period relating to our presently pending tender offer for our outstanding Warrants (see Item 8. Other Events of this Current Report on Form 8-K), we will use our commercially reasonable efforts to complete an underwritten public offering of shares of our Common Stock on such terms as will yield net proceeds to us, after deducting such amount of net proceeds as we retain for our corporate purposes, sufficient to enable us to repurchase all the Conversion Shares, Exchange Shares and Warrants to be repurchased by us at the closing of the underwritten public offering pursuant to the terms of the Recapitalization Agreements.

         The Recapitalization Agreements contain representations and warranties of the parties as to their due authorization to enter into the agreements and, as to the St. James Partnerships and the Underbrink Family Entities, their ownership of the securities that are the subject of the Recapitalization Agreements and provisions restricting their sale of those securities to others and entering into agreements that could impair the performance of their obligations under the Recapitalization Agreements.

         Mr. Underbrink, a Director of our company, is Chairman of St. James Capital Corp. and SJMB, L.L.C. St. James Capital Corp. and SJMB, L.L.C. are the general partners of St. James Capital Partners, L.P. and SJMB, L.P., respectively. Mr. James H. Harrison, also a Director of our company, is Chief Financial Officer of St. James Capital Corp. and SJMB, L.L.C.

         On October 7, 2005, we commenced a tender offer for all of our outstanding Warrants by issuing a Letter to Note and Warrantholders. Please read "Tender Offer" under Item 8.01 of this Current Report on Form 8-K.

         The foregoing descriptions of the Recapitalization Agreements and Letter to Note and Warrantholders do not purport to be complete and are qualified in their entirety by reference to the full text of the letter and agreements, which are filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

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SECTION 3  -  SECURITIES AND TRADING MARKETS.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         (a) Securities Sold. Pursuant to the terms of the Recapitalization Agreement with the Underbrink Family Entities, we agreed to issue to such persons an aggregate of 3,979,467 shares of Common Stock on October 6, 2005.

         (c) Consideration. The consideration for the issuance of the shares is the exchange and surrender to us for cancellation of the common stock purchase warrants held by such persons at the rate of one (1) share of Common Stock issued for each three (3) Warrants exchanged. An aggregate of 11,938,409 Warrants were surrendered in exchange for the 3,979,467 Exchange Shares we issued.

         (d) Exemption from registration claimed. The shares of Common Stock were issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption contained in Section 3(a)(9) of the Securities Act. The Exchange Shares were exchanged by us with our existing securityholders exclusively, and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.


SECTION 8  -  OTHER EVENTS.

ITEM 8.01  OTHER EVENTS.

         OUR PROPOSED RECAPITALIZATION PLANS.

         October 6, 2005 Recapitalization Agreements. Commencing with the Recapitalization Agreements we entered into on October 6, 2005 with the St. James Partnerships and the Underbrink Family Entities, we are engaged in efforts to recapitalize our company. Initially, these efforts include the elimination or substantial reduction in the number of Convertible Notes and Warrants that we have outstanding. In part, we are seeking to accomplish this pursuant to the terms of the Recapitalization Agreements we entered into on October 6, 2005 through (i) the agreement of the Underbrink Family Entities to exchange their Warrants for Exchange Shares at the rate of one Exchange Share for each three Warrants, (ii) the agreements of the St. James Partnerships to sell to us at the closing of an underwritten public offering of our shares of Common Stock, all the Warrants they hold, and (iii) the completion of an underwritten public offering of our Common Stock which, under the terms of the Recapitalization Agreements, will result in the conversion of $37,388,777 principal amount of and accrued interest, as of September 30, 2005, on the Convertible Notes into Conversion Shares and our repurchase of the Conversion Shares using a portion of the proceeds from the underwritten public offering.


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         Tender Offer. Our efforts to recapitalize our company also include a tender offer (the "Tender Offer") for our outstanding Warrants that we commenced on October 7, 2005. Pursuant to the Tender Offer, we are seeking tenders by the holders of 18,067,500 of our outstanding Warrants. We are offering in the Tender Offer to exchange one share of our Common Stock for three Warrants. Each Warrant represents the right to purchase one share of Common Stock at an exercise price of $0.75 per share. The Tender Offer will remain open for acceptance during the period commencing October 7, 2005 through 6:00 PM Central Time on November 7, 2005 (the "Exchange Period"). All acceptances of the Tender Offer and tenders of Warrants duly and validly made are irrevocable, except that Warrants tendered may be withdrawn prior to the expiration of the Exchange Period, and, unless theretofore accepted for exchange as provided in the Tender Offer, may also be withdrawn after 6:00 p.m., Central Time, on December 5, 2005.

         Acceptance of the Tender Offer is effected by a Warrantholder tendering his or her Warrants and entering into a recapitalization agreement with us. The exchange, if accepted and not withdrawn prior to the end of the Exchange Period, will be irrevocable. The Tender Offer is open to all holders of Warrants, is not subject to any minimum acceptance and we are seeking tenders by all holders of Warrants. There is no trading market for the Warrants. All Warrants tendered to us and accepted will be retired.

         Among its other provisions, the Recapitalization Agreement proposed to be entered into with holders tendering their Warrants contains representations and warranties by the holders as to their authority to enter into the recapitalization agreements and tender their Warrants and their ownership of the Warrants and includes a provision amending a registration rights agreement entered into on December 17, 1999 (the "Registration Rights Agreement") with such persons whereby the Exchange Shares issued to such persons if they accept the Tender Offer will have certain registration rights under the Securities Act.

         See the copy of our Letter to Note and Warrantholders dated October 7, 2005 making the Tender Offer filed as Exhibit 99.1 to this Current Report on Form 8-K for additional information regarding the Tender Offer.

         Proposed Underwritten Public Offering. Promptly after the expiration of the Exchange Period, we intend to undertake to complete an underwritten public offering of shares of our Common Stock. We intend to use the net proceeds of the offering primarily for the following purposes:

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      o  to repurchase the Conversion Shares held by the Underbrink Family
         Entities and the St. James Partnerships, including the 5,017,481 shares held by SJMB, L.P., conditioned on the net sales price per share being no less than $0.75 per share (before reflecting stock splits, divisions, reverse stock splits or share combinations). This net sales price per share will be after deducting all underwriting or selling commissions and underwriters' expenses but before deducting our other offering expenses,

      o to repurchase the Exchange Shares held by the Underbrink Family Entities and the Warrants held by the St. James Partnerships, subject to sufficient net proceeds being available for such purpose and conditioned on the net sales price, as applicable, being no less than $0.75 per Exchange Share and each three Warrants (before reflecting stock splits, divisions, reverse stock splits or share combinations),

      o to repay all principal and accrued interest on any Convertible Notes not previously converted into shares of Common Stock,

      o to repay outstanding senior secured indebtedness, including, if the transaction is completed, a portion of the indebtedness incurred in connection with our proposed acquisition of Bobcat Pressure Control, Inc. discussed below, and

      o for other general corporate purposes, including working capital purposes.

The terms of the underwritten public offering, including the amount and price of the shares of Common Stock, have not been determined at this time.

         Under the terms of the Registration Rights Agreement, the holders of $5,089,125 principal amount of and accrued interest (as of September 30, 2005) on our outstanding Convertible Notes will have the right, subject to certain limitations, to include in the registration statement for the public offering the shares issuable on conversion of the principal and interest on their Convertible Notes, as well as the shares of Common Stock issued in exchange for their Warrants in the Tender Offer if the Tender Offer is accepted. The managing underwriter of the public offering has the right, if it concludes that the amount of shares included in the offering for the account of selling stockholders must be reduced, to reduce the number of shares to be included in the registration statement for the account of the selling stockholders.

         If the managing underwriter concludes that the amount of shares included in the registration statement for the account of selling stockholders must be reduced, our Recapitalization Agreements with the Underbrink Family Entities and the St. James Partnerships provide that the Underbrink Family Entities have agreed that the first shares to be cut back out of the number of shares to be sold to us and required to be purchased by us out of the net proceeds of the underwritten public offering, are the shares held by the Underbrink Family Entities (including Conversion Shares, Exchange Shares and any other shares).

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         If the managing underwriter is of the view that a larger cutback is to be made in the number of shares included in the underwritten offering for the account of selling stockholders, the second classification of shares to be cut back out of shares required to be purchased by us out of the net proceeds of the underwritten public offering will be the 5,017,481 shares held by SJMB, L.P. prior to commencement of the Tender Offer.

         Thereafter, if the managing underwriter is of the view that a larger cutback is to be made in the number of shares included for the account of selling stockholders, both the Warrants held by the St. James Partnerships to be purchased by us at the closing of the underwritten offering and the Exchange Shares held by selling stockholders included in the underwritten offering will be cut back prorata based on the number of Warrants and Exchange Shares proposed to be sold collectively by all such persons. For these purposes and the prorata calculations required, each three Warrants would be treated as the equivalent of one Exchange Share.

         Other Plans In Connection With the Recapitalization. In conjunction with these recapitalization plans, we intend, following the Exchange Period, to effect a reverse split of our shares of Common Stock on the basis of one share for each ten shares and, subject to meeting all listing requirements, to seek to list our shares of Common Stock on the Nasdaq Stock Market and to elect additional members to our Board of Directors so that a majority of the Board members will be independent directors, as defined under the Nasdaq Stock Market rules.

         LETTER OF INTENT TO ACQUIRE OUTSTANDING EQUITY SECURITIES OF BOBCAT PRESSURE CONTROL, INC.

         On September 19, 2005, we entered into a letter of intent to purchase all of the outstanding equity securities of Bobcat Pressure Control, Inc. ("Bobcat"). The purchase price is $51.5 million, less the amount of long-term debt, including current maturities, payable in cash at the closing of the transaction. Together with its wholly-owned subsidiary, The Bobby Joe Cudd Co., Bobcat provides snubbing services to oil and natural gas well operators in the Mid-Continent area of the United States. Using a series of high pressure blow-out preventers, a snubbing unit makes it possible to remove and replace down-hole equipment in a well (such as drill pipe, casing or tubing) in a pressurized environment, allowing an operator to service a well without using other more disruptive means to control the pressure in the well. Bobcat also provides other oil field services, including freezing, hot tap services, well control, fishing, rental tool services and drillouts.

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         The closing of the acquisition is subject to our completion of due diligence inquiries into Bobcat, the negotiation and execution of a definitive purchase agreement, our completion of financing for the transaction and fulfillment of customary closing conditions contained in the definitive purchase agreement.

         We intend that the purchase price for the Bobcat securities will be financed with the proceeds of additional senior secured borrowings, a portion of which, if the acquisition is completed, we expect will be repaid using a portion of the proceeds from the proposed underwritten offering.


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

         With the exception of historical matters, the matters discussed in this Current Report on Form 8-K are "forward-looking statements" as defined under the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. We intend that the forward-looking statements in this Current Report be covered by the safe-harbor provisions for forward-looking statements contained in the Securities Exchange Act of 1934, as amended, and this statement is included for the purpose of complying with these safe-harbor provisions. Forward-looking statements include, but are not limited to, our ability to generate improved revenues and attain and maintain profitability and cash flow which in turn are based on the stability and level of prices for oil and natural gas, predictions and expectations as to the fluctuations in the levels of oil and natural gas prices, pricing in the oil and natural gas services industry and the willingness of customers to commit for oil and natural gas well services, our ability to complete the proposed recapitalization discussed in this Current Report, our ability to complete the BobCat acquisition and obtain financing for that acquisition, our ability to complete the underwritten public offering, the adequacy of the net proceeds from the underwritten public offering to meet our requirements, our ability to effect a one for ten reverse split of our shares of Common Stock, our ability to meet the requirements to have our shares of Common Stock listed on the Nasdaq Stock Market, our ability to raise debt or equity capital to recapitalize or restructure our balance sheet and to obtain additional financing when and if required, our ability to maintain compliance with the covenants of our various loan documents and other agreements pursuant to which our securities, including debt instruments, have been issued and obtain waivers of violations that occur and consents to amendments as required, our ability to compete in the premium oil and natural gas services market, our ability to re-deploy our equipment among regional operations as required, and our ability to provide services using state of the art tooling. Our inability to meet these objectives or requirements or the consequences resulting from adverse developments in general economic conditions, changes in capital markets, adverse developments in the oil and natural gas industry, developments in international relations and the commencement or expansion of hostilities by the United States or other governments and events of terrorism, declines and fluctuations in the prices for oil and natural gas, and other factors could have a material adverse effect on us. Material declines in the prices for oil and natural gas can be expected to adversely affect our revenues. Various risk factors could cause our operating results and financial condition to differ materially from those expressed in any forward-looking statements made by us and could adversely affect our financial condition and our ability to pursue our recapitalization, business strategy and other plans. Readers should refer to our Annual Report on Form 10-K and the risk factors disclosed therein.


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SECTION 9  -  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (d) Exhibits:

            10.1 Recapitalization Agreement dated October 6, 2005 between the
               Company and Charles E. Underbrink, Northgate, L.L.C., Hub, Inc., Charles E. Underbrink IRA, and the Charles. E. Underbrink Irrevocable Trust dated 10/10/92 for the benefit of Piper Aurora Underbrink.
            10.2 Recapitalization Agreement dated October 6, 2005 between the
               Company and St. James Capital Partners, L.P.
            10.3 Recapitalization Agreement dated October 6, 2005 between the
               Company and SJMB, L.P.
            99.1 Letter dated October 7, 2005 to Note and Warrantholders.
            99.2 Press release dated October 7, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BLACK WARRIOR WIRELINE CORP.





Dated:  October 12, 2005                    By:  /s/ William L. Jenkins
                                                 -----------------------------
                                                 William L. Jenkins, President


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